SCHEDULE 14C INFORMATION

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                     of the Securities Exchange Act of 1934

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                            PRO-PHARMACEUTICALS, INC.
                (Name of Registrant As Specified In Its Charter)

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

                            PRO-PHARMACEUTICALS, INC.
                           189 WELLS AVENUE, SUITE 200
                           NEWTON, MASSACHUSETTS 02459

                  NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS

TO OUR STOCKHOLDERS:

     We invite you to attend our 2002 Annual Meeting of Stockholders, which is being held as follows:

                  DATE:         Friday, May 31, 2002

                  TIME:         10:00 a.m. local time

                  LOCATION:     189 Wells Avenue, Suite 200
                                Newton, Massachusetts

     At the Meeting, we will ask our stockholders:

     1.   To elect seven directors to one-year terms;

     2. To ratify the appointment of Deloitte & Touche LLP as our independent accountant to audit our financial statements for our 2002 fiscal year;

     3.   To approve our 2001 Stock Incentive Plan; and

     4. To transact such other business as may properly come before the Meeting or any adjournment or postponement of the Meeting.

     Only stockholders of record at the close of business on April 30, 2002 are entitled to notice of and to vote at the Meeting. Members of management and principal stockholders who collectively hold in excess of 50% of our issued and outstanding voting shares have indicated their intention to vote in favor of the proposals. As a result, the proposals will be approved without the affirmative vote of any other stockholders. Although management is not asking for a proxy and you are requested not to send us a proxy, you are cordially invited to attend the Meeting in person and we encourage you to attend and take the opportunity to ask questions.

                                            By Order of the Board of Directors


                                            /s/ DAVID PLATT
                                            ----------------------------------
April 30, 2002                              David Platt, Ph.D.
Newton, Massachusetts                       President

                            PRO-PHARMACEUTICALS, INC.
                           189 WELLS AVENUE, SUITE 200
                           NEWTON, MASSACHUSETTS 02459

                                 April 30, 2002

                              INFORMATION STATEMENT
                     FOR 2002 ANNUAL MEETING OF STOCKHOLDERS

                        DATE, TIME, AND PLACE OF MEETING

     This Information Statement is provided to you by the Board of Directors of Pro-Pharmaceuticals, Inc. in connection with our 2002 Annual Meeting of Stockholders. The Meeting will be held at 10:00 a.m. on Friday, May 31, 2002 at 189 Wells Avenue, Suite 200, Newton, Massachusetts, or at any adjournment or postponement of the Meeting, for the purposes set forth in the accompanying Notice of Annual Meeting. We intend to mail this Information Statement and the accompanying Notice of Annual Meeting on or about May 13, 2002, to all stockholders entitled to vote at the Meeting.

     We are not asking you for a proxy and you are requested not to send us a proxy.

                               PURPOSE OF MEETING

     The proposals that will be considered and acted on at the Meeting are (1) the election of seven directors to one-year terms; (2) the approval of our 2001 Stock Incentive Plan; and (3) the ratification of the appointment of Deloitte & Touche LLP as our independent accountant to audit our financial statements for our 2002 fiscal year. There are no other matters that the Board of Directors is aware will be presented for consideration at the Meeting. Each proposal is described in more detail in this Information Statement.

                                VOTING SECURITIES

     Only holders of record of our common stock at the close of business on April 30, 2002 will be entitled to notice of and to vote at the Meeting. At the close of business on April 8, 2002, Pro-Pharmaceuticals had outstanding and entitled to vote 15,524,410 shares of common stock, $.001 par value per share. Each holder of record of common stock on April 30, 2002, is entitled to one vote for each share held on all matters to be voted on at the Meeting. There is no cumulative voting for the common stock. Holders of more than 50% of our shares of common stock issued and outstanding must be present or represented at the Meeting to have a quorum for conducting business. Directors will be elected by a plurality of the votes of the stockholders cast at the Meeting. A majority of the outstanding votes of stockholders entitled to vote are required for the approval of the 2001 Stock Incentive Plan and for the ratification of the appointment of the independent accountant. Abstentions will be counted as present for purposes of determining the presence of a quorum for purposes of these matters, but will not be counted as votes cast. Broker non-votes (shares held by a broker or nominee as to which the broker or nominee does not have the authority to vote on a particular matter) will not be counted as present for purposes of determining the presence of a quorum for purposes of these matters and will not be voted.

Accordingly, neither abstentions nor broker non-votes will have any effect on the outcome of the votes on these matters.

               OWNERSHIP OF PRO-PHARMACEUTICALS, INC. COMMON STOCK

     The following table sets forth certain information regarding beneficial ownership of our common stock, as of April 8, 2002, by (1) each shareholder known to us to be the beneficial owner of more than 5% of our outstanding shares of common stock, (2) each of our executive officers and directors and (3) our executive officers and directors, as a group, as of April 8, 2002.

                                            Shares of Common Stock        Percentage of
Name and Address                             Beneficially Owned (1)           Class
----------------                           ------------------------       -------------
David Platt, Ph.D                                4,952,747(2)                 31.9%
12 Appleton Circle
Newton, MA 02459

James Czirr                                      4,939,868(3)                 31.8
425 Janish Drive
Sandpoint, ID 83864

Anatole Klyosov, Ph.D                            1,235,467                     8.0
36 Walsh Road
Newton, MA 02459

Offer Binder, Ph.D                               1,245,878(4)                  8.0
c/o Pasquale
via Settembrini 14/A
San Mariano
06073 Corciano (PG)
Italy

Peter L. Hauser                                     46,000                       *
Equity Security Investments, Inc.
701 Xenia Avenue South, Suite 100
Golden Valley, MN 55416

Burton C. Firtel                                   273,000(5)                  1.7
555 Sherman Avenue
Hamden, CT 06518

Dale H. Conaway, D.V.M                              19,096(6)                    *
1731 Circle Pines Fort
Okemos, MI 48864

Edgar Ben-Josef, M.D                                    --                      --
12734 Vernon Avenue

David H. Smith                                     300,000(7)                  1.9
82 Beachside Avenue
Greens Farms, CT 06436

All executive officers and directors as a       10,530,711                    66.4%
group (7 persons)

* Less than 1%.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares owned by a person and the percentage ownership of that person, shares of common stock subject to options and warrants held by that person that are currently exercisable or exercisable within 60 days of April 8, 2002, are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. This table has been prepared based on 15,524,410 shares of common stock outstanding as of April 8, 2002.

(2) Includes 7,379 shares, as well as 3,500 shares which may be acquired upon the exercise of an immediately exercisable share purchase warrant, all owned by Dr. Platt's wife, and as to which Dr. Platt disclaims beneficial ownership.

(3) Includes 15,000 shares owned by minor children of Mr. Czirr, as to which Mr. Czirr disclaims beneficial ownership.

(4) Includes 10,411 shares owned by Dr. Binder's wife, as to which Dr. Binder disclaims beneficial ownership.

(5) Includes shares which may be acquired upon the exercise of non-qualified stock option which is currently exercisable as to 120,000 shares. Also includes 50,000 shares which may be acquired upon the exercise of an immediately exercisable share purchase warrant.

(6) Includes 6,250 shares which may be acquired upon the exercise of an immediately exercisable share purchase warrant.

(7) Includes 150,000 shares which may be acquired upon the exercise of an immediately exercisable share purchase warrant. Mr. Smith is a member and the manager of the LLC that owns the reported securities, and disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein.

     We are not aware of any arrangements which may result in "changes in control" as that term is defined by the provisions of Item 403(c) of Regulation S-B.

Initial Corporate Organization, Acquisition and Merger

     We were incorporated as "DTR-Med Pharma Corp." under Nevada law in January 2001 for the purpose of acquiring all the outstanding stock of our predecessor, Pro-Pharmaceuticals, Inc., which was a Massachusetts corporation engaged in a business we desired to acquire. From our incorporation until just before the acquisition, we were a wholly-owned subsidiary of Developed Technology Resource, Inc., a Minnesota corporation whose common stock is publicly traded on the Over-the-Counter Bulletin Board. In exchange for 1,221,890 shares of our common stock, Developed Technology transferred to us contractual rights that are described in our Annual Report on Form 10-KSB, as filed with the SEC on April 16, 2002, under "Part I -- Item 1. Description of Business -- Business of Pro-Pharmaceuticals -- Cancer Detection Technology." As part of that process, Developed Technology distributed its holdings of our common stock to its shareholders of record as of May 7, 2001. In anticipation of the acquisition of the Massachusetts company, we changed our name to "Pro-Pharmaceuticals, Inc."

     On May 15, 2001, we acquired all of the outstanding common stock of the Massachusetts corporation. We acquired these shares in exchange for 12,354,670 shares of our common stock. As a result, that corporation became our wholly owned subsidiary, and its four shareholders through an exchange owned approximately 91% of the outstanding shares of our common stock, with the Developed Technology shareholders owning the remaining 9%. Those four shareholders were: David Platt, Ph.D., President, Chief Executive Officer, Treasurer, Secretary and a director; James Czirr, Executive Vice President of Business Development and a director; Anatole Klyosov, Ph.D.; and Offer Binder. After the acquisition, we merged with the Massachusetts corporation and are the surviving corporation in the merger. The merger was treated as a capital transaction and was accounted for as a reverse merger in which Pro-Pharmaceuticals (Massachusetts) was the accounting acquirer.

     Concurrent with the acquisition, all of our original officers and directors resigned and were succeeded by the officers and directors of the predecessor Massachusetts corporation, except for Peter Hauser, who has served a director from our incorporation in January 2001. He had also served as Vice President from that time until the acquisition.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

     Our entire Board of Directors, consisting of seven members, is to be elected at the Meeting to serve one-year terms until the 2003 annual meeting of shareholders and until their respective successors are elected and shall qualify. All of the nominees are currently directors. Each has agreed to serve if elected. Votes that are withheld will be counted in determining the presence of a quorum, but will have no effect on the vote.

     Set forth below is information regarding the nominees, as of April 8, 2002, including their ages, positions with Pro-Pharmaceuticals, recent employment and other directorships.

         Name                       Age as of 4/8/02                        Position
         ----                       ----------------                        --------
David Platt, Ph.D.                        48                       President, Chief Executive Officer,
                                                                   Treasurer, Secretary and Director

James Czirr                               48                       Executive Vice President of
                                                                   Business Development and Director
Peter Hauser
                                          61                       Director
Burton C. Firtel
                                          62                       Director
Dale H. Conaway, D.V.M.
                                          47                       Director
David H. Smith
                                          62                       Director

Edgar Ben-Josef, M.D.                     42                       Director

     Dr. Platt has served as our President, Chief Executive Officer, Treasurer, Secretary and a director since May 15, 2001. Previously, he had been President, Chief Executive Officer, Treasurer, Clerk and a director of Pro-Pharmaceuticals (Massachusetts), the Company's predecessor, since its founding in July 2000. He was Chairman of the Board, Chief Executive

Officer and Secretary of SafeScience Inc. (now known as GlycoGenesys, Inc.) (NASDAQ SmallCap: GLGS) (formerly IGG International, Inc.), a biotechnology company involved in research and development of products for treating cancer and immune system diseases, from December 1992 through May 2000. Dr. Platt had been Chairman of the Board, Chief Executive Officer and Secretary of Agricultural Glycosystems, Inc., a wholly owned subsidiary of SafeScience, from its inception in June 1995 through May 2000. Agricultural Glycosystems manufactures and markets complex carbohydrate compounds for use in agriculture. He is currently a director of Integrated Pharmaceuticals, Inc. (OTCBB: INTP), a company specializing in molecular-level means of increasing speed of production of enzymes for use in fermentation. Dr. Platt received a Ph.D. in Chemistry from Hebrew University in Jerusalem, Israel, in 1988, and also earned an M.S. degree in 1983 and a B.S. degree in 1978 from Hebrew University. He earned a Bachelor of Engineering degree in 1980 from Technicon in Haifa, Israel.

     Mr. Czirr has served as Executive Vice President of Business Development and a director since May 15, 2001. He had been a director of Pro-Pharmaceuticals (Massachusetts), our predecessor, since its founding in July 2000. He has been an independent corporate and public relations consultant for over ten years, working with various companies concerning business strategies, including issues such as organization of production, finance and capital programs, marketing strategies and incentive programs. He is a director of the following companies which are subject to the reporting requirements of the Securities Exchange Act of 1934: Metalline Mining Co. (OTCBB: MMGG), which is developing a zinc mine in Mexico; and NACO Industries Inc., which manufactures polyvinyl chloride fittings for use in agriculture, municipal and industrial applications. Mr. Czirr received a B.B.A. degree from the University of Michigan in 1976, and has completed post-graduate courses at the University of Toledo School of Business Administration, and at the College for Financial Planning.

     Mr. Hauser has served as a director since May 15, 2001. He has been a director of Developed Technology Resource, Inc. (DEVT.OB), a company subject to the reporting requirements of the Securities Exchange Act of 1934, since October 1993. Since 1977, he has been employed by Equity Securities Trading Co., Inc., a Minneapolis-based brokerage firm, where he is a Registered Principal. Mr. Hauser received a B.A. from the University of Minnesota in 1965.

     Mr. Firtel has served as a director since May 15, 2001. He is President of Adco Medical Supplies Incorporated, a company he founded in 1970. Adco Medical Supplies distributes disposable medical supplies to U.S. customers, mostly for hospital use. Mr. Firtel also serves as President of Plastic Fabricators Incorporated, a manufacturer of plastic burial supplies sold through distributors to customers in the funeral industry, which was acquired by Adco Medical Supplies in 1992. Mr. Firtel received a B.S. degree in Business Administration from Boston University in 1961.

     Dr. Conaway has served as a director since May 15, 2001. He is currently the Deputy Regional Director and the Chief Veterinary Medical Officer for the Office of Research Compliance and Assurance, a division of the U.S. Department of Health and Human Services. From March 1998 to March 2001, he served as Manager of the Equine Drug Testing and Animal Disease Surveillance Laboratories, for the Michigan Department of Agriculture. From July 1994 to March 1998, he was the Regulatory Affairs Manager for the Michigan Department of Public

Health Vaccine Production Division. Dr. Conaway received a D.V.M. degree from Tuskegee Institute, Tuskegee, Alabama, in 1979, and a M.S. degree in Pathology from the College of Veterinary Medicine, Michigan State University, in 1984.

     Mr. Smith has served as a director since January 10, 2002. Since 1996, he has been a Founder and Managing Director of venture capital funds, as follows:
Interim Advantage Fund, LLC (founded in 1996), Contra V.C., LLC (founded in
1998) and Tailwind V.C., LLC (founded in 2000). He has had significant business experience in the clinical laboratory industry. He was a co-founder, Vice President and Director of Canberra Industries, a large publicly-traded manufacturer of analytical instruments, and also of Canberra Clinical Laboratories, which was sold in 1986 to MetPath, Inc., a subsidiary of Corning, Inc. Mr. Smith received a B.A. degree in Political Science from Hampden-Sydney College in 1961.

     Dr. Ben-Josef has served as a director since January 10, 2002. He is a physician specializing in radiation oncology, both as a clinician and a researcher. Since July 1995, he has served as an attending physician at the Gershenson Radiation Oncology Center, Harper Hospital, in Detroit, Michigan. Since July 2000, he has been an Associate Professor in the Department of Radiation Oncology of the Wayne State University School of Medicine. Dr. Ben-Josef received an M.D. degree from The Hebrew University - Hadassah School of Medicine in Jerusalem, Israel. He received a B.Med.Sc. degree from that institution in 1980.

     None of the persons specified above share any familial relationship. All of our directors serve until the next annual meeting of stockholders.

     To the best of our knowledge, there are no material proceedings to which any of our directors (all of whom are current nominees) or executive officers is a party adverse to, or has a material interest adverse to, Pro-Pharmaceuticals. To the best of our knowledge, there have been no events under any bankruptcy act, no criminal proceedings and no judgments or injunctions that are material to the evaluation of the ability or integrity of any director, executive officer, promoter or control person of Pro-Pharmaceuticals during the past five years.

Board Meetings and Committees

     From our incorporation in January 2001 through our acquisition of Pro-Pharmaceuticals (Massachusetts) in May 2001, our board as then constituted acted through unanimous written consent. Six such consents were executed by our board prior to the acquisition and change in membership of the board pursuant to the acquisition. Following the acquisition, through the remainder of the year ended December 31, 2001, the newly constituted Board held three meetings and also acted through unanimous written consents. Six such consents were executed during the year.

     In November 2001, we instituted a standing compensation committee and in January 2002 instituted a standing audit committee.

     The compensation committee, consisting of James Czirr, Burton Firtel and Peter Hauser, met once during the last fiscal year. The compensation committee is responsible for reviewing matters pertaining to the compensation of employees of, and consultants to, Pro-Pharmaceuticals, fixing the cash compensation of officers of Pro-Pharmaceuticals and administering, and making grants and awards to directors, officers, employees, consultants and advisors under Pro-Pharmaceuticals' 2001 Stock Incentive Plan.

     The audit committee consists of Dale Conaway, Burton Firtel and Peter Hauser. The audit committee is responsible for oversight of the quality and integrity of the accounting, auditing and reporting practices of Pro-Pharmaceuticals as more fully described below under the caption "Report of the Audit Committee" and in Appendix A attached hereto.

                             EXECUTIVE COMPENSATION

     We were incorporated in January 2001 and were inactive from that time until April 23, 2001 when we acquired certain rights to potential royalties relating to a cancer detection technology from our former parent, Developed Technology Resources, Inc. Please see "Ownership of Pro-Pharmaceuticals, Inc. Common Stock -- Initial Corporate Organization, Acquisition and Merger," above. We acquired Pro-Pharmaceuticals (Massachusetts) on May 15, 2001 by means of an exchange of stock. Pro-Pharmaceuticals (Massachusetts) was incorporated as of July 11, 2000. During the year ended December 31, 2000, none of our executive officers or directors, other than Dr. David Platt, earned any salary, bonus or other cash or non-cash compensation from Pro-Pharmaceuticals (Massachusetts) for services provided in their official capacities. Dr. Platt earned $25,000 during that period, which was paid during 2001.

      During the year ended December 31, 2001, we paid Dr. Platt $150,000 for services provided in his capacity as President of Pro-Pharmaceuticals. We currently compensate Dr. Platt at a salary of $150,000 per year. We do not currently have an employment contract with Dr. Platt or with any other employees.

     Our Board of Directors on October 18, 2001 adopted the "Pro-Pharmaceuticals, Inc. 2001 Stock Incentive Plan" which permits awards of incentive and non-qualified stock options and other forms of incentive compensation to employees and nonemployees such as directors and consultants. The Board reserved 2,000,000 of our shares of common stock for awards pursuant to the plan, all of which reserved shares could be awarded as incentive stock options. We are seeking stockholder approval of this plan as one of the matters for consideration at the Meeting. We have granted Burton Firtel, a director of our company, a non-qualified stock option under the plan to purchase 200,000 shares of common stock, as described below under " -- Compensation of Directors and Advisors."

                     COMPENSATION OF DIRECTORS AND ADVISORS

     We have no standard arrangement to compensate directors for their services in their capacity as directors and have no immediate plans to compensate them or the members of our Scientific Advisory Board. As of November 26, 2001, we have granted Burton Firtel, a director of our company, a non-qualified stock option under our stock incentive plan to purchase 200,000 shares of common stock at an exercise price of $3.50 per share. The option is immediately exercisable as to 120,000 shares, and will vest as to an additional 40,000 shares on the first anniversary of the grant date, and as to the remaining 40,000 shares on the second anniversary of the grant date, provided Mr. Firtel remains a director at the applicable anniversary date. This grant is subject to approval of our 2001 Stock Incentive Plan by our stockholders at this Meeting.

                          REPORT OF THE AUDIT COMMITTEE

     The following is the report of the Audit Committee with respect to Pro-Pharmaceuticals' audited financial statements for the year ended December 31, 2001.

     The Audit Committee has reviewed and discussed Pro-Pharmaceuticals' audited financial statements with management. The Audit Committee has also discussed with Deloitte & Touche LLP, the firm that audited Pro-Pharmaceuticals' financial statements for the year ended December 31, 2001, the matters required to be discussed by the Statement on Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEES which includes, among other items, matters related to the conduct of the annual audit of our company's financial statements. The Audit Committee has also received written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1, which relates to the accountants' independence from the company and has discussed with Deloitte & Touche LLP its independence from Pro-Pharmaceuticals.

     The Audit Committee is governed by the Audit Committee Charter adopted by the Pro-Pharmaceuticals Board of Directors, a copy of which is attached as Appendix A to this Information Statement. Each of the members of the Audit Committee qualifies as an "independent" director under the applicable listing standards of the National Association of Securities Dealers.

     Based upon the review and discussions referred to above, the Audit Committee has recommended to the Pro-Pharmaceuticals Board of Directors that the company's audited financial statements be included in the company's Annual Report on Form 10-KSB for the year ended December 31, 2001.

                                                AUDIT COMMITTEE
                                                Dale Conaway, D.V.M.
                                                Burton C. Firtel
                                                Peter Hauser

                        INDEPENDENT ACCOUNTANT 2001 FEES

Audit Fees

     The aggregate fees billed by Deloitte & Touche LLP for services completed during the year ended December 31, 2001 for its audits were $151,000. The aggregate fees billed by Scillia Dowling & Natarelli LLC for services completed during the year ended December 31, 2001 were approximately $54,000 for its audit and quarterly reviews.

Financial Information Systems Design and Implementation Fees

     During the year ended December 31, 2001, Deloitte & Touche LLP and Scillia Dowling & Natarelli LLC did not provide any services to us relating to financial information systems design and implementation.

All Other Fees

     During the year ended December 31, 2001, Deloitte & Touche LLP did not provide any other services to the Company relating to all other non-audit services. Scillia Dowling & Natarelli LLC billed approximately $65,000 during the year ended December 31, 2001 for all other non-audit services, which included services rendered in connection with providing a consent for a registration statement.

     The Audit Committee has considered whether the provision of non-core audit services to Pro-Pharmaceuticals by Pro-Pharmaceuticals' principal auditor is compatible with maintaining independence.

                         CHANGE IN CERTIFYING ACCOUNTANT

     The information below has been previously included in our Current Report on Form 8-K filed with the SEC on February 25, 2002, as amended and filed with the SEC as Form 8-K/A on March 8, 2002. This information has also been included in our Annual Report on Form 10-KSB for the year ended December 31, 2001, as filed with the SEC on April 16, 2002.

     On February 15, 2002, we dismissed Scillia Dowling & Natarelli LLC as our independent auditors. On February 22, 2002, we engaged Deloitte & Touche LLP as our independent auditors to audit our financial statements for the fiscal year ended December 31, 2001. The decision to dismiss Scillia Dowling & Natarelli LLC and to retain Deloitte & Touche LLP was approved by our Board of Directors and Audit Committee.

     The report of Scillia Dowling & Natarelli LLC on our financial statements as of December 31, 2000, and for the period commencing July 10, 2000 (Inception) to December 31, 2000, and the review reports of Scillia Dowling & Natarelli LLC on our financial statements as of June 30, 2001 and September 30, 2001 and for the three-month and year-to-date periods, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. We have only filed financial statements since our July 10, 2000 date of inception. On March 31, 2001, we engaged Scillia Dowling & Natarelli LLC as our independent auditors to audit our financial statements for the period commencing July 10, 2000 (Inception) to December 31, 2000. From July 10, 2000 (Inception) through February 15, 2002, there were no disagreements between Scillia Dowling & Natarelli LLC and us on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Scillia Dowling & Natarelli LLC, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on our financial statements. Prior to March 31, 2001, another independent auditor had opined on our financial statements. A discussion of this auditor's resignation can be seen under "Item 2. Plan of Operation -- Business Combination and Ownership" in our Quarterly Report on Form 10-QSB for the quarterly period ended September 30, 2001, as filed with the SEC on November 14, 2001. No disagreements were reported therein.

     From March 31, 2001, we did not consult with Deloitte & Touche LLP on items which involved (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on our financial statements, or (iii) the subject matter of a disagreement or "reportable event."

     Before we filed the Form 8-K in its original and amended versions in which the above matters were disclosed, we furnished Scillia Dowling & Natarelli LLC with a copy of the above disclosure as included in each of the original and amended forms, respectively, and requested it in each case to furnish a letter addressed to the SEC stating whether Scillia Dowling & Natarelli LLC agrees with the above statements. Copies of the letters are attached as Exhibit 16.1 and
Exhibit 16.2 to the Form 8-K/A as filed with the SEC on March 8, 2002. A copy of the letter with respect to the original Form 8-K disclosure was also attached as
Exhibit 16 to the Form 8-K as filed with the SEC on February 25, 2002.

                                 PROPOSAL NO. 2
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors has, subject to the ratification of the stockholders, appointed Deloitte & Touche LLP as Pro-Pharmaceuticals' independent public accountants for the fiscal year ending December 31, 2002. The affirmative vote of a majority of the votes cast by all holders of common stock entitled to vote will be required to ratify the appointment of Deloitte & Touche. We do not expect a representative of Deloitte & Touche to be present at the Meeting.

                                 PROPOSAL NO. 3
                      APPROVAL OF 2001 STOCK INCENTIVE PLAN

     The affirmative vote of a majority of the votes cast by all holders of common stock entitled to vote will be required to approve the adoption of the 2001 Stock Incentive Plan.

General

     The 2001 Stock Incentive Plan was adopted by the Board of Directors on October 18, 2001, subject to ratification by the Pro-Pharmaceuticals stockholders at this Meeting. Any awards under the 2001 Plan made before such ratification will be deemed rescinded if stockholder approval is not obtained. Set forth below is a summary of the 2001 Plan. A complete copy of this Plan is attached hereto as Appendix B. This summary is qualified in its entirety by reference to that filing. Capitalized terms used in this summary have the same definitions as set forth in the full text of the 2001 Plan.

     The purposes of the 2001 Plan are to enable Pro-Pharmaceuticals to attract, motivate and retain employees, consultants, advisors and outside directors of exceptional ability, and to provide a means to encourage stock ownership and a proprietary interest in Pro-Pharmaceuticals by these persons.

     The 2001 Plan provides for the grant of both incentive and nonqualified stock options, and restricted stock awards.

Administration

     The 2001 Plan will be administered by the Compensation Committee by delegation from the Board of Directors. The committee determines the terms and conditions of each award, including:

     o    Who is eligible to receive awards;

     o    When awards will be granted;

     o    The number of shares subject to options or restricted stock awards;
          and

     o For options, the type of option to be granted, option exercise price (subject to limitations in the case of incentive stock options), and when the option is exercisable.

     Because the terms and conditions of awards are wholly within the discretion of the Compensation Committee, subject to the limitations set forth in the 2001 Plan, the benefits and amounts that will be received by participants under the plan are not currently determinable. As of April 8, 2002, option grants of 200,000 shares had been made under the 2001 Plan. No grants of restricted stock awards have been made to date.

Eligibility to Participate in the Plan

     The persons eligible to receive Awards under the 2001 Plan shall be all executive officers of the Company and any Subsidiaries, and other employees, consultants and advisers who, in the opinion of the Compensation Committee, are in a position to make a significant contribution to the success of the Company and any Subsidiaries. Directors who are employees of the Company and any Subsidiaries shall be eligible to receive Awards under the Plan. Consultants to the Company and non-employee Directors shall be eligible to receive Awards other than Incentive Stock Option grants, as discussed below.

     As of April 8, 2002, Pro-Pharmaceuticals had 3 employees and 6 outside directors. These persons, as well as future employees, and consultants and advisors that we may retain from time to time, will be eligible for grants under the 2001 Plan.

Number of Shares Subject to the Plan

     Awards may be made under the 2001 Plan for up to 2,000,000 shares of Pro-Pharmaceuticals common stock, pursuant to Options or Restricted Stock Awards. The Options may either be "incentive stock options" (ISOs), as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or may be non-qualified stock options (NQOs). If shares covered by any Option cease to be issuable for any reason, and/or shares covered by Restricted Stock Awards are forfeited, such number of shares will no longer be charged against the shares available under the 2001 Plan and may again be made subject to Options or Restricted Stock Awards.

Option Grants Under the Plan

     Option Grants

     Options granted pursuant to the 2001 Plan will be evidenced by votes of the Compensation Committee. Each option vote will state the number of shares covered thereby, the option price and the latest date upon which the option may be exercised. Consultants, directors, officers and other employees of the Company are eligible to receive Options, but only employees may receive Incentive Stock Options ("ISOs"). All other recipients of option grants may receive only Non-Qualified Options ("NQOs"). Under the terms of the 2001 Plan, the option exercise price for ISOs may not be less than 100% of the Fair Market Value of the Common Stock at the date of grant, except that if the optionee owns more than 10% or more of the total combined voting power of all classes of stock of the Company, that person will not be eligible for the grant of an ISO unless the exercise price of such Option is at least 110% of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.

     Options granted under the 2001 Plan are generally nontransferable, unless otherwise determined by the Compensation Committee, and expire upon the earlier of an expiration date fixed by the Compensation Committee and set forth in each individual option award certificate, ten years from the date of grant or, with respect to ISOs, five years from the date of grant, if the optionee owns more than 10% of the total combined power of all classes of stock of Pro-Pharmaceuticals.

     Unless the Compensation Committee determines otherwise, upon exercise of an Option, the purchase price will be payable in full in cash.

     Option Grants in Last Fiscal Year

     As of November 26, 2001, we have granted Burton Firtel, a director of our company, a non-qualified stock option under the 2001 Plan to purchase 200,000 shares of common stock at an exercise price of $3.50 per share. The option is immediately exercisable as to 120,000 shares, and will vest as to an additional 40,000 shares on the first anniversary of the grant date, and as to the remaining 40,000 shares on the second anniversary of the grant date, provided Mr. Firtel remains a director at the applicable anniversary date.

     Certain Federal Income Tax Consequences

     Tax consequences of Option awards are dependent upon the type of award granted. The grant of an ISO or NQO typically does not result in any taxable income to the recipient or deduction to us. In the case of an ISO, generally speaking, an employee pays no taxes until the stock is sold. If the employee holds this stock at least two years from the grant date and one year from the exercise date, the difference between the exercise price and the proceeds received from the sale would be taxed at the capital gains rate. Under these circumstances, we will not be allowed a tax deduction in the amount of this "gain." If the employee should make a disqualifying transfer of stock issued upon the exercise of an ISO, the employee will instead realize ordinary income, and we would be entitled to a deduction equal to the amount by which the fair market value of the stock on the date of exercise, or the proceeds of the sale of the stock, exceeds the exercise price. Certain employees may be subject to the application of the alternative minimum tax whether they make qualifying or nonqualifying transfers of stock issued under the exercise of an ISO.

     With an NQO, the recipient typically recognizes ordinary income on the date of exercise in the amount by which the fair market value of the stock exceeds the exercise price of the

Option. We would, in this event, receive a corresponding tax deduction equal to the amount of ordinary income recognized by the recipient. When the shares are disposed of, any additional gain in excess of the market value of the shares on the date of exercise is treated as short-term or long-term capital gain or loss. We are not allowed any additional tax deduction. Capital gain is short-term if the shares have been held one year or less, and long-term if held more than one year.

     Under guidance issued by the Internal Revenue Service, incentive options exercised before January 1, 2003 will not be subject to FICA or FUTA tax withholding upon exercise, and no income tax withholding will be imposed upon any disposition of stock acquired upon such exercise. The Internal Revenue Service, however, intends to issue further guidance on the application of FICA, FUTA, and income tax withholding relating to incentive options. The Internal Revenue Service anticipates that this guidance will require FICA and FUTA tax withholding upon the exercise of incentive options. However, the Internal Revenue Service has indicated that its future guidance may continue to exempt amounts realized upon the disposition of stock acquired upon exercise of incentive options from income tax withholding.

     The foregoing discussion is subject to qualification by reference to specific federal tax laws and regulations, and is further subject to government revision and amendment.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     For the period from inception (July 10, 2000) through December 31, 2000, Pro-Pharmaceuticals paid MIR International, Inc. and Offer Binder, Ph.D., $25,000 and $12,500, respectively, for fees associated with research and development and the day-to-day operations of the company. Dr. Anatole Klyosov, a founding stockholder of Pro-Pharmaceuticals (Massachusetts), owns 50% of MIR International, Inc., with the remaining 50% owned by a party unrelated to Dr. Klyosov or to us. Dr. Klyosov was Senior Vice President, Chief Scientific Officer of Pro-Pharmaceuticals (Massachusetts), our predecessor, since its founding in July 2000. Dr. Klyosov owns more than 5% of our outstanding stock. Dr. Binder is also a founding stockholder of Pro-Pharmaceuticals (Massachusetts) and currently owns more than 5% of our outstanding stock.

     During 2001, Pro-Pharmaceuticals entered into various consulting agreements, each terminable on thirty days notice, with certain related parties as follows:

     (i) Extol International Ltd., a company controlled by James Czirr, has agreed to provide financing and business development services. This agreement provides for a monthly payment of $12,500 and reimbursement of expenses. Mr. Czirr is also a founding stockholder of Pro-Pharmaceuticals (Massachusetts), and currently serves as our Executive Vice President of Business Development and a director. Mr. Czirr owns more than 5% of our outstanding stock.

     (ii) MIR International, Inc., a company controlled by Dr. Klyosov as described above, has agreed to provide consulting services regarding our research and development including design of preclinical experimental protocols, arranging preclinical experiments, performing chemical synthetic work, and preparing reports on biochemical study and clinical applications of carbohydrates. This agreement provides for a monthly payment of $5,000 and reimbursement of expenses.

     (iii) Dr. Binder has agreed to provide management advisory services. This agreement provides for a monthly payment of $5,000 and reimbursement of expenses.

                                 OTHER BUSINESS

     Management knows of no other matters that may be presented at the Meeting.

                         DISSENTERS' RIGHTS OF APPRAISAL

     No action is proposed herein for which the laws of the State of Nevada, the Articles of Incorporation or By-laws of Pro-Pharmaceuticals provide a right of a stockholder to dissent and obtain appraisal of or payment for such stockholder's shares.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of our common stock, to file reports of ownership and changes of ownership of such securities with the Securities and Exchange Commission. Based on a review of our records, we believe that all filing requirements applicable to our officers, directors and holders of more than ten percent of our common stock were complied with during the 2001 fiscal year, except that a Form 4 was inadvertently not filed with respect to Dr. Platt concerning receipt by his wife of (i) 7,379 shares on conversion of our convertible debt and (ii) a warrant to purchase 3,500 shares, issued to persons who agreed to early conversion of their convertible debt. These transactions have been reported on a Form 5, which was timely filed as to the receipt of the shares but was subsequently amended to report receipt of the warrant. Initial Form 3 filings with respect to Mr. Hauser and Mr. Smith inadvertently omitted, respectively, 6,000 shares held in trust for Mr. Hauser and 150,000 shares and a warrant to purchase 150,000 shares, held by an LLC of which Mr. Smith is a member and manager. Revised Forms 3 have been filed with respect to each of these directors to correct the initial filings. Due to inaccurate reporting from our transfer agent, Forms 4 were filed late with respect to Mr. Firtel and Dr. Conaway, directors of our company, concerning receipt of, respectively, 103,000 shares and 12,846 shares on conversion of our convertible debt. These Forms 4 were subsequently amended to report receipt by these directors of, respectively, a warrant to purchase 6,250 shares and a warrant to purchase 50,000 shares, issued to persons who agreed to early conversion of their convertible debt.

                       2001 ANNUAL REPORT TO STOCKHOLDERS;
                 MULTIPLE STOCKHOLDERS SHARING THE SAME ADDRESS

     The company's Form 10-KSB Annual Report for the fiscal year ended December 31, 2001, has been delivered with this Information Statement or previously delivered to stockholders. Pro-Pharmaceuticals is required to provide an Annual Report to all shareholders who receive this Information Statement. If you are a stockholder of record and have more than one account in your name or at the same address as other stockholders of record, you may authorize Pro-Pharmaceuticals to discontinue mailings of multiple Annual Reports. To do so, you may either:
(i) telephone us at (617) 559-0033; (ii) send a letter to us at 189 Wells Avenue, Suite 200, Newton Massachusetts 02459, Attention: Maureen Foley, Chief Operating Officer; or (iii) e-mail us at foley@pro-pharmaceuticals.com.


                                            By Order of the Board of Directors


                                            /s/ DAVID PLATT
                                            ----------------------------------
April 30, 2002                              David Platt, Ph.D.
Newton, Massachusetts                       President

                                                                      APPENDIX A

                            PRO-PHARMACEUTICALS, INC.

                             AUDIT COMMITTEE CHARTER

 Organization

     This charter governs the operations of the audit committee of the board of directors (the "Board") of Pro-Pharmaceuticals, Inc. (the "Company"). The committee shall review and reassess the charter at least annually and obtain the approval of the Board for any changes to the charter. The committee members shall be appointed by the Board and shall serve until their successors are duly appointed and qualified or until their earlier resignation or removal. The committee shall be comprised of at least two directors, each of whom must be independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the committee. Unless a Chair is elected by the full Board, the members of the committee may designate a Chair by majority vote of the full committee membership.

Statement of Policy

     The audit committee shall provide assistance to the Board in fulfilling its oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors, if any, and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes

     The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of its activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee shall take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

     The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

     o The committee shall assure that management and the independent auditors understand that the independent auditors are ultimately accountable to the Board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. The committee shall annually review and recommend to the Board the selection of ________________, the Company's independent auditors, subject to shareholders' approval.

     o The committee shall discuss with the internal auditors, if any, and the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation. The committee shall discuss with management, the internal auditors, if any, and the independent auditors the adequacy and effectiveness of the accounting and financial controls of the Company, including its system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the internal auditors, if any, and the independent auditors, with and without management present, to discuss the results of its examinations.

     o The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q or 10-QSB. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The Chair of the committee may represent the entire committee for the purposes of this review.

     o The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K or10-KSB (or the annual report to shareholders if distributed prior to the filing of Form 10-K or 10-KSB), including its judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. The committee also shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

                                                                      APPENDIX B

                            PRO-PHARMACEUTICALS, INC.

                            2001 STOCK INCENTIVE PLAN

1. Purposes of the Plan.

     The purposes of this 2001 Stock Incentive Plan of Pro-Pharmaceuticals, Inc. (the "Company") are to promote the interests of the Company and its stockholders by strengthening the Company's ability to attract, motivate, and retain employees, consultants, advisors and outside directors of exceptional ability and to provide a means to encourage stock ownership and a proprietary interest in the Company by them upon whose judgment, initiative, and efforts the financial success and growth of the business of the Company largely depend.

2. Definitions.

     (a) "Accelerate," "Accelerated," and "Acceleration," (i) when used with respect to an Option, mean that as of the relevant time of reference, such Option shall become fully exercisable with respect to the total number of shares of Common Stock subject to such Option and may be exercised for all or any portion of such shares and (ii) when used with respect to shares of Common Stock granted pursuant to a Restricted Stock Award, mean that as of the relevant time of reference, such shares shall become free of any reacquisition or repurchase rights in the Company with respect thereto.

     (b) "Acquisition" means

          (i) a merger or consolidation in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons who held those securities immediately prior to such transaction, or

          (ii) the sale, transfer, or other disposition of all or substantially all of the Company's assets to one or more persons (other than any wholly owned subsidiary of the Company) in a single transaction or series of related transactions.

     (c) "Beneficial Ownership" means beneficial ownership determined pursuant to Securities and Exchange Commission Rule 13d-3 promulgated under the Exchange Act.

     (d) "Board" means the Board of Directors of the Company.

     (e) "Committee" means the Compensation Committee of the Board; provided, that the Board by resolution duly adopted may at any time or from time to time determine to assume any or all of the functions of the Committee under the Plan, and during the period of effectiveness of any such resolution, references herein to the "Committee" shall mean the Board acting in such capacity. During any period in which there is no Committee or the Committee has disbanded, the Board shall be deemed to be the Committee and references herein to the "Committee" shall mean the Board acting in such capacity.

     (f) "Change in Control" means a change in ownership or control of the Company effected through either of the following transactions:

          (i) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with the Company) directly or indirectly acquires Beneficial Ownership of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders that the Board does not recommend such stockholders to accept, or

          (ii) over a period of 36 consecutive months or less, there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either (A) have been Board members continuously since the beginning of such period, or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in the preceding clause (A) who were still in office at the time such election or nomination was approved by the Board.

     (g) "Common Stock" means the authorized common stock of the Company.

     (h) "Company" means Pro-Pharmaceuticals, Inc., a Nevada corporation.

     (i) "Eligible Employee" means any person who is, at the time of the grant of an Option or Restricted Stock Award, an employee (including officers and employee directors) of, or a consultant, advisor or outside director to, the Company or any Subsidiary.

     (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended and in effect from time to time.

     (k) "Fair Market Value" means the value of a share of Common Stock as of the relevant time of reference, as determined as follows. If the Common Stock is then publicly traded, Fair Market Value shall be (i) the last sale price of a share of Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last sale price of the Common Stock reported in the NASDAQ National Market System, if the Common Stock is not then traded on a national securities exchange; or (iii) the average of the closing bid and asked prices for the Common Stock quoted by an established quotation service for over-the-counter securities, if the Common Stock is not then traded on a national securities exchange or reported in the

NASDAQ National Market System. If the Common Stock is not then publicly traded, Fair Market Value shall be the fair value of a share of the Common Stock as determined by the Board or the Committee, taking into consideration such factors as it deems appropriate, which may include recent sale and offer prices of Common Stock in arms'-length private transactions.

     (l) "Hostile Takeover" means a change in ownership of the Company effected through the following transaction:

          (i) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with the Company) directly or indirectly acquires Beneficial Ownership of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders that the Board does not recommend such stockholders to accept, and

          (ii) more than 50% of the securities so acquired in such tender or exchange offer are accepted from holders other than the officers and directors of the Company who are subject to the short-swing profit restrictions of Section 16 of the Exchange Act.

     (m) "Incentive Stock Option" means an Option intended to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code and regulations thereunder.

     (n) "Nonqualified Stock Option" means a stock option granted hereunder that is not intended to be an Incentive Stock Option.

     (o) "Option" means an Incentive Stock Option or a Nonqualified Stock
Option.

     (p) "Participant" means any Eligible Employee selected to receive an Option or Restricted Stock Award pursuant to Section 5 or any Permitted Transferee to whom an Option or Restricted Stock has been transferred in accordance with
Section 9(e).

     (q) "Permitted Transferee" means any immediate family member of a person to whom an Option or Restricted Stock Award has been granted pursuant to Section 5 or a trust maintained exclusively for the benefit of, or partnership of all of the interests which are held by, one or more of such immediate family members.

     (r) "Plan" means this 2001 Stock Incentive Plan as set forth herein and as amended and/or restated from time to time.

     (s) "Restricted Stock Award" means a right to the grant or purchase, at a price determined by the Committee, of Common Stock which is nontransferable, except in accordance with Section 9(e) and subject to substantial risk of forfeiture until specific conditions of continuing employment or performance, specified by the Committee, are met.

     (t) "Subsidiary" means any subsidiary corporation (as defined in Section 424 of the Internal Revenue Code) of the Company.

     (u) "Takeover Price" means, with respect to any Option, the greater of (i) the Fair Market Value per share of Common Stock on the date such Option is surrendered to the Company in connection with a Hostile Takeover or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Takeover.

3. Shares of Common Stock Subject to the Plan.

     (a) Subject to adjustment in accordance with the provisions of Section 3(c) and Section 8 of the Plan, the aggregate number of shares of Common Stock that may be issued or transferred pursuant to Options or Restricted Stock Awards under the Plan shall not exceed 2,000,000 shares, all of which may be awards of Incentive Stock Options.

     (b) The shares of Common Stock to be delivered under the Plan will be made available, at the discretion of the Committee, from authorized but unissued shares of Common Stock and/or from previously issued shares of Common Stock reacquired by the Company and shall be issued subject to any and all restrictions on the Company's Common Stock in effect as of the time of the issuance.

     (c) If shares covered by any Option cease to be issuable for any reason, and/or shares covered by Restricted Stock Awards are forfeited, such number of shares will no longer be charged against the limitation provided in Section 3(a) and may again be made subject to Options or Restricted Stock Awards.

4. Administration of the Plan.

     (a) The Plan will be governed by and interpreted and construed in accordance with the internal laws of the Commonwealth of Massachusetts (without reference to principles of conflicts or choice of law). The captions of sections of the Plan are for reference only and will not affect the interpretation or construction of the Plan.

     (b) The Plan will be administered by the Committee as determined and appointed by the Company's Board of Directors, which shall consist of two or more persons. The Committee has and may exercise such powers and authority of the Board as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. By way of specification and not by way of limitation, the Committee shall determine the Eligible Employees to whom, and the time or times at which, Options or Restricted Stock Awards may be granted and the number of shares subject to each Option or Restricted Stock Award. The Committee also has authority (i) to interpret the Plan, (ii) to determine the terms and provisions of the Option or Restricted Stock Award instruments, and
(iii) to make all other determinations necessary or advisable for Plan administration. The Committee has authority to prescribe, amend, and rescind rules and regulations relating to the Plan. All interpretations, determinations, and actions by the Committee will be final, conclusive, and binding upon all parties.

     (c) No member of the Committee will be liable for any action taken or determination made in good faith by the Committee with respect to the Plan or any Option or Restricted Stock Award under it.

5. Grants.

     (a) The Committee shall determine and designate from time to time those Eligible Employees who are to be granted Options or Restricted Stock Awards, the type of each Option to be granted and the number of shares covered thereby or issuable upon exercise thereof, and the number of shares covered by each Restricted Stock Award. Each Option and Restricted Stock Award will be evidenced by a written agreement or instrument and may include any other terms and conditions consistent with the Plan, as the Committee may determine.

     (b) No person will be eligible for the grant of an Incentive Stock Option who owns or would own immediately before the grant of such Option, directly or indirectly, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any parent corporation or Subsidiary. This limitation will not apply if, at the time such Incentive Stock Option is granted, its exercise price is at least 110% of the Fair Market Value of the Common Stock and by its terms, it is not exercisable after the expiration of five years from the date of grant.

6. Terms and Conditions of Stock Options.

     (a) The price at which Common Stock may be purchased by a Participant under an Option shall be determined by the Committee; provided however, that the purchase price under an Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant of such Option. The price at which Common Stock may be purchased by a Participant under a Nonqualified Stock Option may be a nominal amount as determined by the Committee in its complete discretion.

     (b) Each Option shall be exercisable at such time or times, during such periods, and for such numbers of shares as shall be determined by the Committee and set forth in the agreement or instrument evidencing the Option grant (subject to Acceleration by the Committee, in its discretion). In any event, the Option shall expire no later than the tenth anniversary of the date of grant.

     (c) Unless the Committee otherwise determines at the time any Incentive Stock Option is granted or at the time of grant of any Nonqualified Stock Option or thereafter, upon the exercise of an Option, the purchase price will be payable in full in cash.

     (d) For purposes of this Section 6(d), Incentive Stock Options may be granted under the Plan only to Eligible Employees defined as individuals who are, at the time of the grant of the Incentive Stock Option, actual so-called "common law employees" of the Company and not a consultant, advisor, service provider or independent contractor. The aggregate Fair Market Value of the shares with respect to which Incentive Stock Options may become exercisable for the first time in any calendar year shall not exceed the excess, if any, of (i) one hundred thousand dollars

($100,000) over (ii) the aggregate Fair Market Value of the shares which the Eligible Employee, as defined in this Section 6(d), may acquire for the first time in that calendar year pursuant to other incentive stock options (within the meaning of section 422 of the Internal Revenue Code) previously granted, if any, to such Eligible Employee after December 31, 1986, under this Plan or any other plan of the Company, its Subsidiaries and any "parent corporation" (as defined in section 424 of the Internal Revenue Code) of the Company. For purposes of the preceding sentence, the Fair Market Value of shares shall be determined as of the respective dates of grant of the Options under which such shares may be purchased. Any Options that purport to be Incentive Stock Options but which are granted to persons other than employees of the Company or a Subsidiary shall be, and any Options that purport to be Incentive Stock Options but are granted or become exercisable in amounts in excess of those specified in this Section 6(d), shall to the extent of such excess be, Nonqualified Stock Options.

     (e) No fractional shares will be issued pursuant to the exercise of an Option, nor will any cash payment be made in lieu of fractional shares.

     (f) Subject to the short-swing profit restrictions of the Federal securities laws, each Option granted to any officer of the Company may provide that upon the occurrence of a Hostile Takeover, such Option, if outstanding for at least six months, will automatically be canceled in exchange for a cash distribution from the Company in an amount equal to the excess of (i) the aggregate Takeover Price of the shares of Common Stock at the time subject to the canceled Option (regardless of whether the Option is otherwise then exercisable for such shares) over (ii) the aggregate Option price payable for such shares. Such cash distribution shall be made within five days after the consummation of the Hostile Takeover. Neither the approval of the Committee nor the consent of the Board shall be required in connection with such Option cancellation and cash distribution.

7. Terms and Conditions of Restricted Stock Awards.

     (a) All shares of Common Stock subject to Restricted Stock Awards granted or sold pursuant to the Plan may be issued or transferred for such consideration (which may consist wholly of services) as the Committee may determine, and will be subject to the following conditions:

          (i) The shares may not be sold, transferred, or otherwise alienated or hypothecated, except to the Company, until the conditions imposed pursuant to subsection (b) of this Section 7 have been met or are removed, unless the Committee determines otherwise in accordance with Section 9(d).

          (ii) The Committee may provide in the agreement or instrument evidencing the grant of the Restricted Stock Awards that the certificates representing shares subject to Restricted Stock Awards granted or sold pursuant to the Plan will be held in escrow by the Company until the restrictions on the shares lapse in accordance with the provisions of subsection (b) of this
               Section 7.

          (iii) Each certificate representing shares subject to Restricted Stock Awards granted or sold pursuant to the Plan will bear a legend making appropriate reference to the restrictions imposed.

          (iv) The Committee may impose other conditions on any shares subject to Restricted Stock Awards granted or sold pursuant to the Plan as it may deem advisable, including without limitation, restrictions under the Securities Act of 1933, as amended, under the requirements of any stock exchange or securities quotations system upon which such shares or shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares.

     (b) The restrictions imposed under subparagraph (a) above upon Restricted Stock Awards will lapse at such time or times, and/or upon the achievement of such predetermined performance objectives, as shall be determined by the Committee and set forth in the agreement or instrument evidencing the Restricted Stock Award grant. In the event a holder of a Restricted Stock Award ceases to be an employee or consultant of the Company, all shares under the Restricted Stock Award that remain subject to restrictions at the time his or her employment or consulting relationship terminates will be returned to or repurchased by the Company at their initial price unless the Committee determines otherwise.

     (c) Subject to the provisions of subparagraphs (a) and (b) above, the holder will have all rights of a shareholder with respect to the shares covered by Restricted Stock Awards granted or sold, including the right to receive all dividends and other distributions paid or made with respect thereto; provided, however, that the Committee may require that he or she shall execute an irrevocable proxy or enter into a voting agreement with the Company as determined by the Committee for the purpose of granting the Company or its nominee the right to vote all shares that remain subject to restrictions under this Section 7 in the same proportions (for and against) as the outstanding voting shares of the Company that are not subject to such restrictions are voted by the other shareholders of the Company on any matter, unless the Committee determines otherwise.

8. Adjustment Provisions.

     (a) All of the share numbers set forth in the Plan reflect the capital structure of the Company at the time of the effectiveness of the Plan. Subject to Section 8(b), if subsequent to such date the outstanding shares of Common Stock of the Company are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment shall be made in
(i) the maximum numbers and kinds of shares provided in Sections 3 and 5, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Options and Restricted Stock Awards, and (iii) the price for each share or other unit of any other securities subject to then outstanding Options (without change in the aggregate purchase price as to which such Options remain exercisable).

     (b) Upon the occurrence of a Change in Control of the Company, the Committee shall have discretion to provide for the Acceleration of (i) one or more outstanding Options held by Participants and/or (ii) one of more shares of Common Stock held by Participants as Restricted Stock Awards. Such Acceleration may be conditioned on the subsequent termination of the affected optionee's employment and/or advisory or consulting relationship as the case may be. Any Options Accelerated in connection with a Change in Control shall remain fully exercisable until the expiration or sooner termination of the term of such Option.

     (c) In the event of an Acquisition, (i) to the extent that any shares of Common Stock held by Participants as Restricted Stock Awards are then subject to any rights in the Company with respect to the reacquisition or repurchase thereof, such reacquisition or repurchase rights shall be terminated immediately, except to the extent that such reacquisition or repurchase rights are to be assigned to the acquiring entity and (ii) all outstanding Options held by Participants will Accelerate to the extent not assumed by the acquiring entity or replaced by comparable options to purchase shares of the capital stock of the successor or acquiring entity or parent thereof (the determination of comparability to be made by the Committee, which determination shall be final, binding, and conclusive). The Committee shall have discretion, exercisable either in advance of an Acquisition or at the time thereof, to provide (upon such terms as it may deem appropriate) for the automatic Acceleration of (i) one or more outstanding Options held by Participants that are assumed or replaced and do not otherwise Accelerate by reason of the Acquisition, and/or (ii) one or more shares held by Participants as Restricted Stock Awards that are assigned in connection with the Acquisition and do not otherwise Accelerate at the time thereof, in the event that the employment and/or consulting relationship, as applicable, of the respective grantees of such Options or Restricted Stock Awards should subsequently terminate following such Acquisition.

     (d) Each outstanding Option that is assumed in connection with an Acquisition, or is otherwise to continue in effect subsequent to such Acquisition, shall be appropriately adjusted, immediately after such Acquisition, to apply to the number and class of securities that would have been issued to the Option holder, in consummation of such Acquisition, had such holder exercised such Option immediately prior to such Acquisition. Appropriate adjustments shall also be made to the Option price payable per share, provided, that the aggregate Option price payable for such securities shall remain the same. The class and number of securities available for issuance under the Plan following the consummation of such Acquisition shall be appropriately adjusted.

     (e) Adjustments under this Section 8 will be made by the Committee in accordance with the terms of such sections, whose determination as to what adjustments will be made and the extent thereof so as to effectuate the intent of such sections will be final, binding, and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

9. General Provisions.

     (a) Nothing in the Plan or in any instrument executed pursuant to the Plan will confer upon any Participant any right to continue as an employee, consultant or advisor to the Company or any of its Subsidiaries or affect the right of the Company or any Subsidiary to terminate the employment, consulting or advisory relationship of any Participant at any time, with or without cause.

     (b) No shares of Common Stock will be issued or transferred pursuant to an Option or Restricted Stock Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any stock exchanges or securities quotations systems upon which the Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Option or Restricted Stock Award, the Company may require the Participant to take any reasonable action to meet such requirements.

     (c) No Participant and no beneficiary or other person claiming under or through such Participant will have any right, title, or interest in or to any shares of Common Stock allocated or reserved under the Plan or subject to any Option, except as to such shares of Common Stock, if any, that have been issued or transferred to such Participant.

     (d) Except as set forth in paragraph (f) below, no Option and no right under the Plan, contingent or otherwise, will be transferable or assignable or subject to any encumbrance, pledge, or charge of any nature except that, under such rules and regulations as the Committee may establish pursuant to the terms of the Plan, a beneficiary may be designated with respect to an Option in the event of death of a Participant. If such beneficiary is the executor or administrator of the estate of the Participant, any rights with respect to such Option may be transferred to the person or persons or entity (including a trust) entitled thereto under the will of the holder of such Option.

     (e) The Committee may, upon the grant of a Nonqualified Stock Option or a Restricted Stock Award or by amendment to any written agreement or instrument evidencing such Nonqualified Stock Option or Restricted Stock Award, provide that such Nonqualified Stock Option or Restricted Stock Award be transferable by the person to whom such Nonqualified Stock Option or Restricted Stock Award was granted, without payment of consideration, to a Permitted Transferee of such person; provided, however, that no transfer of a Nonqualified Stock Option or Restricted Stock Award shall be valid unless first approved by the Committee, acting in its sole discretion.

     (f) The Committee may cancel, with the consent of the Participant, all or a portion of any Option granted under the Plan to be conditioned upon the granting to the Participant of a new Option for the same or a different number of shares as the Option surrendered, or may require such voluntary surrender as a condition to a grant of a new Option to such Participant. Subject to the provisions of Section 6(d), such new Option shall be exercisable at such time or time, during such periods, and for such numbers of shares, and in accordance with any other terms or conditions, as are specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the price, period of exercise, or any other terms or conditions of the Option surrendered.

     (g) The written agreements or instruments evidencing Restricted Stock Awards or Options granted under the Plan may contain such other provisions as the Committee may deem advisable. Without limiting the foregoing, and if so authorized by the Committee at the date of grant in the case of any Incentive Stock Option or at the date of grant or thereafter in the case of any Nonqualified Stock Option, the Company may, with the consent of the Participant and at any time or from time to time, cancel all or a portion of any Option granted under the Plan then subject to exercise and discharge its obligation with respect to the Option either by payment to the Participant of an amount of cash equal to the excess, if any, of the Fair Market Value, at such time, of the shares subject to the portion of the Option so canceled over the aggregate purchase price specified in the Option covering such shares, or by issuance or transfer to the Participant of shares of Common Stock with a Fair Market Value at such time, equal to any such excess, or by a combination of cash and shares. Upon any such payment of cash or issuance of shares, (i) there shall be charged against the aggregate limitations set forth in Section 3(a) a number of shares equal to the number of shares so issued plus the number of shares purchasable with the amount of any cash paid to the Participant on the basis of the Fair Market Value as of the date of payment, and (ii) the number of shares subject to the portion of the Option so canceled, less the number of shares so charged against such limitations, shall thereafter be available for other grants.

10. Withholding; Notice of Disposition of Stock Prior to Expiration of Specified Holding Period.

     (a) The Committee shall adopt rules regarding the withholding of federal, state, or local taxes of any kind required by law to be withheld with respect to payments and delivery of shares to Participants under the Plan. Whenever shares of Common Stock are to be issued upon exercise of an Option, the Committee shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements (whether so required to secure for the Company an otherwise available tax deduction or otherwise) if and to the extent required by law prior to the delivery of any certificate for such shares. With respect to any Nonqualified Stock Option, the Committee, in its discretion, may permit the Participant to satisfy, in whole or in part, any tax withholding obligation that may arise in connection with the exercise of the Nonqualified Stock Option by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of the tax withholding.

     (b) The Committee may require as a condition to the issuance of shares covered by any Incentive Stock Option that the person exercising such Option give a written representation to the Company, satisfactory in form and substance to its counsel and upon which the Company may reasonably rely, that he or she will report to the Company any disposition of those shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code. If and to the extent that the disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, the Company shall have the right to require that the person making the disposition remit to the Company an amount sufficient to satisfy those requirements.

11. Amendment and Termination.

     (a) The Board shall have the power, in its discretion, to amend, modify, suspend, or terminate the Plan at any time, subject to the rights of holders of outstanding Options and Restricted Stock Awards on the date of such action, and to the approval of the stockholders of the Company if an amendment or modification would change the eligibility requirements of the Plan, extend the term of the Plan, increase the number of shares of Common Stock subject to grant as Options or Restricted Stock Awards under the Plan, or is required by applicable law or regulation.

     (b) The Committee may, with the consent of a Participant, make such modifications in the terms and conditions of an Option or Restricted Stock Award held by such Participant as it deems advisable.

     (c) No amendment, suspension or termination of the Plan will, without the consent of the Participant, alter, terminate, impair, or adversely affect any right or obligation under any Option or Restricted Stock Award previously granted to such Participant under the Plan.